UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2020

IA ENERGY CORP.

 (Exact name of Registrant as specified in its charter)

Wyoming

(State or Other Jurisdiction of Incorporation)

333-220706 81-1002497

(Commission File Number) (IRS Employer Identification No.)

One World Trade Center, Suite 130, Long Beach, CA 90831

 (Address of principal executive offices, Zip Code)

(310) 891-1059

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A

Item 8.01 - Oher Events.

IA Energy Corp. (the “Company”) will be relying on the Securities and Exchange Commission’s Order under Section 36 of the Securities Exchange Act of 1934 Granting Exemptions From Specified Provisions of the Exchange Act and Certain Rules Thereunder dated March 4, 2020 (Release No. 34-88318) (the “Order”) to delay the filing of its Annual Report on Form 10-K for the year ended December 31, 2019 (the “Report”) due to the circumstances related to COVID-19. In particular, COVID-19 has caused severe disruptions in work force, transportation and limited access to the Company’s facilities resulting in limited support from its staff and professional advisors. This has, in turn, delayed the Company’s ability to complete its legal review, audit and prepare the Report. Notwithstanding the foregoing, the Company expects to file the Report no later than May 14, 2020 (which is 45 days from the Report’s original filing deadline of March 30, 2020).

In light of the current COVID-19 pandemic, the Company will be including the following Risk Factor into its Report:

A global pandemic may disrupt our business or the business of our customers.

In December 2019, COVID-19, a novel strain of coronavirus was reported to have surfaced in Wuhan, China. In 2020, this coronavirus spread to other countries, including the United States, and efforts to contain the spread of this coronavirus intensified. The occurrence of an uncontrollable event such as the COVID-19 pandemic is likely to negatively affect our operations. Efforts to contain the spread of the coronavirus have intensified, including social distancing, travel bans and quarantine, and this has limited access to our facilities, customers, management, support staff and professional advisors. These, in turn, will not only impact our operations, financial condition and demand for our products and services but our overall ability to react timely to mitigate the impact of this event. Also, it will substantially hamper our efforts to provide our investors with timely information and comply with our filing obligations with the Securities and Exchange Commission.

Unforeseeable circumstances could delay or disrupt our operations and negatively impact our operating results and financial condition.

Fire, riot, strikes, labor disputes, freight embargoes or transportation delays, acts of God or of the public enemy, war, acts or threats of terrorism, or civil disturbances, extreme weather conditions or natural disasters such as floods, earthquakes, hurricanes and tsunamis, and their related consequences and effects, including energy shortages and public health issues, any existing or future laws, rules, regulations or acts of any government (including any orders, rules or regulations issued by any official or agency or such government), or any cause beyond the Company’s reasonable control (each a “Force Majeure Event”), affecting our business, could delay or disrupt our operations, and the operations of our vendors, other suppliers and their operations or result in economic instability that may negatively impact our operating results and financial condition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IA Energy Corp.

/s/ Renato A. Paraiso
Date: April 14, 2020	____________________________________
By: Renato A. Paraiso
Its: President and CEO